UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2025 Hamilton Avenue

San Jose, California 95125

(Address of principal executive offices)

(408) 376-7108

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 of this Current Report on Form 8-K (this “Report”), at the 2023 Annual Meeting of Stockholders of eBay Inc. (the “Company”) held on June 21, 2023 (the “2023 Annual Meeting”), the Company’s stockholders, upon recommendation of the Company’s Board of Directors (the “Board of Directors”), approved the amendment and restatement of the eBay Inc. Equity Incentive Award Plan (the “Plan”), including to increase the aggregate number of shares of common stock of the Company reserved for issuance under the Plan by an additional 30,000,000 shares.

A description of the Plan, as amended and restated, is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”) in the section entitled “Proposal 5: Approval of the Amendment and Restatement of our Equity Incentive Plan,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Plan, as amended and restated, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 of this Report, on June 21, 2023, the Company’s stockholders approved an amendment (the “Officer Exculpation Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to reflect updated Delaware law provisions authorizing officer exculpation. The Officer Exculpation Amendment became effective upon the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Delaware Secretary of State on June 22, 2023.

A description of the Officer Exculpation Amendment is set forth in the Proxy Statement in the section entitled “Proposal 6: Approval of Amendment to our Certificate of Incorporation,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is included as part of the Amended and Restated Certificate of Incorporation, as amended, filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, the Company’s stockholders voted on the following seven proposals:

1.	The election of nine director nominees, each to serve as a member of the Board of Directors until the Company’s 2024 Annual Meeting of Stockholders and until his, her or their respective successor has been elected and qualified (Proposal 1);

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2023 (Proposal 2);

3.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3);

4.	The vote, on an advisory basis, on the frequency with which the advisory vote on compensation of our named executive officers should be held (Proposal 4);

5.	The approval of the Amendment and Restatement of our Equity Incentive Plan (Proposal 5);

6.	The approval of the Amendment to our Certificate of Incorporation (Proposal 6); and

7.	The stockholder proposal regarding the right for stockholders to call a special meeting (Proposal 7).

The following is a summary of the matters voted on at the meeting.

1.	Proposal 1 – Election of Directors. Each of the nine director nominees proposed by the Company was elected to serve until the Company’s 2024 Annual Meeting of Stockholders and until his, her or their respective successor has been elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adriane M. Brown	403,387,333	26,499,323	414,812	46,638,967
Aparna Chennapragada	428,270,731	1,606,783	423,954	46,638,967
Logan D. Green	416,939,419	12,937,084	424,965	46,638,967
E. Carol Hayles	416,362,374	13,520,853	418,241	46,638,967
Jamie Iannone	428,873,018	975,169	453,281	46,638,967
Shripriya Mahesh	429,179,919	692,620	428,929	46,638,967
Paul S. Pressler	419,358,844	10,518,085	424,539	46,638,967
Mohak Shroff	429,190,676	685,967	424,825	46,638,967
Perry M. Traquina	420,148,779	9,727,715	424,974	46,638,967

2.	Proposal 2 – Ratification of Independent Auditors. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
420,276,827	56,261,836	401,772	N/A

3.	Proposal 3 – Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
354,426,893	74,433,012	1,441,563	46,638,967

4.	Proposal 4 – Advisory Vote on the Frequency with which the Advisory Vote on Named Executive Officer Compensation Should Be Held. The Company’s stockholders voted, on an advisory basis, for “One Year” as the frequency with which the advisory vote to approve the compensation of the Company’s named executive officers should be held. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
424,578,315	106,593	5,160,350	456,210	46,638,967

In accordance with the recommendation of the Board of Directors and consistent with the stockholder voting results, the Board of Directors will conduct future non-binding advisory votes on the compensation of the Company’s named executive officers every year until the next required advisory vote, which will take place no later than the Company’s 2029 Annual Meeting of Stockholders.

5.	Proposal 5 – Approval of the Amendment and Restatement of the eBay Equity Incentive Award Plan. The Company’s stockholders approved the amendment and restatement of the eBay Inc. Equity Incentive Award Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
249,719,978	179,917,343	664,147	46,638,967

6.	Proposal 6 – Approval of the Amendment to our Certificate of Incorporation. The Company’s stockholders approved the amendment to our Amended and Restated Certificate of Incorporation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
350,877,115	78,860,162	564,191	46,638,967

7.	Proposal 7 – Stockholder Proposal Regarding Right to Call a Special Meeting. The Company’s stockholders did not approve the stockholder proposal regarding the right for stockholders to call a special meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
205,283,681	224,362,758	655,029	46,638,967

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Registrant’s Amended and Restated Certificate of Incorporation, as amended
10.1	eBay Inc. Equity Incentive Award Plan, as amended and restated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: June 23, 2023	/s/ Molly Finn
	Name:	Molly Finn
	Title:	Vice President & Deputy General Counsel, Corporate & Assistant Secretary